                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 16, 2000

                          -----------------------------


                               Purina Mills, Inc.

             (Exact name of registrant as specified in its charter)




          DELAWARE                    33-66606               43-1359249
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)

                 1401 S. Hanley Road, St. Louis, Missouri 63144
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 768-4100
                               ------------------



-------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.  OTHER EVENTS.

                  On October 28, 1999, Purina Mills, Inc., Its parent corporation and certain of Its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), which cases are jointly administered under case no. 99-3938 (SLR). The Debtors previously filed the following documents with the Bankruptcy Court: (a) on January 18, 2000, a proposed Joint Plan of Reorganization of Purina Mills, Inc., Its Parent Corporation and Its Debtors Subsidiaries and a related proposed Disclosure Statement and (b) on February 16, 2000, a proposed First Amended Joint Plan of Reorganization of Purina Mills, Inc., Its Parent Corporation and Its Debtors Subsidiaries and a related proposed Disclosure Statement. On February 22, 2000, the Debtors filed with the Bankruptcy Court a proposed Second Amended Joint Plan of Reorganization of Purina Mills, Inc., Its Parent Corporation and Its Debtor Subsidiaries (the "Second Amended Plan") and a related Disclosure Statement in the form approved by the Bankruptcy Court by an order dated February 16, 2000 (the "Second Amended Disclosure Statement"). Copies of the Second Amended Plan and the Second Amended Disclosure Statement are attached as exhibits hereto. The Bankruptcy Court has scheduled a hearing to be conducted on April 5, 2000 to consider the confirmation of the Second Amended Plan.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                              NOT APPLICABLE

(b)  PRO FORMA FINANCIAL INFORMATION.

                              NOT APPLICABLE

(c)  EXHIBITS.

         Exhibit No.                Exhibit Description
             99.1                   Press Release issued February 17, 2000.

             99.2                   Second Amended Joint Plan of Reorganization, dated February 22,
                                    2000, as filed in the United States Bankruptcy Court for the
                                    District of Delaware in In re: Purina Mills, Inc., et al., Case No. 99-
                                    3938 (SLR).

             99.3                   Disclosure Statement pursuant to Section 1125 of the Bankruptcy
                                    Code for the Second Amended Joint Plan of Reorganization, as
                                    filed in the United States Bankruptcy Court for the District of
                                    Delaware in In re:  Purina Mills, Inc., et al., Case No. 99-3938
                                    (SLR).






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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Purina Mills, Inc.


Date:  March 1, 2000                        By:  /s/ Delbert G. Meinz
                                                 -------------------------------
                                            Name:    Delbert G. Meinz
                                            Title:   Vice President, Treasurer
                                                     and Controller






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                                  EXHIBIT INDEX

        Exhibit No.        Exhibit Description
         99.1              Press Release issued February 17, 2000

         99.2              Second Amended Joint Plan of Reorganization, dated February 22,
                           2000, as filed in the United States Bankruptcy Court for the
                           District of Delaware in In re: Purina Mills, Inc., et al., Case No. 99-
                           3938 (SLR).

         99.3              Disclosure Statement pursuant to Section 1125 of the Bankruptcy
                           Code for the Second Amended Joint Plan of Reorganization, as
                           filed in the United States Bankruptcy Court for the District of
                           Delaware in In re:  Purina Mills, Inc., et al., Case No. 99-3938
                           (SLR).